Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 11 – Commitments and Contingencies

Legal

There is no pending or anticipated legal actions at this time.

PPP Loan

During March 2020, in response to the COVID-19 crisis, the federal government announced plans to offer loans to small businesses in various forms, including the Payroll Protection Program, or "PPP", established as part of the Corona Virus Aid, Relief and Economic Security Act (“CARES Act”) and administered by the U.S. Small Business Administration. On April 25, 2020, the Company entered an unsecured Promissory Note (the “Note”) with Bank of America for a loan in the original principal amount of approximately $460,000, and the Company received the full amount of the loan proceeds on May 4, 2020. The current balance is $460,406 and the Company is currently in discussions for a) a partial forgiveness and b) the conversion of any remaining balance into a term note.

Note 13 – Commitments and Contingencies

Legal

There are no pending or anticipated legal actions at this time except as noted below in “Other.”

Other

On May 4, 2020, we received a loan in the amount of $460,406 from the United States Small Business Administration under the Payroll Protection Program. Subsequent to June 30, 2020, we determined that errors had been made in the application submitted to obtain the loan. On July 21, 2020, Bank of America notified the Company in writing that it should not have received $440,000 of the loan proceeds, representing an amount for the refinancing of an Economic Injury Disaster Loan which we did receive. Bank of America has requested that we remit such funds back to Bank of America. We are presently attempting to negotiate repayment of the loan. If we are not successful in negotiating repayment terms, it could have a material adverse effect on our financial condition.

During management's review of the Company’s recent PPP loan application after the loan had been disbursed to the Company, it was determined that the information provided by Ms. Julie R. Smith, the Company’s former President and COO, was not representative of the Company’s situation. After consulting with legal counsel, the Board of Directors voted to remove Ms. Smith from its Board of Directors, and all other capacities due to the misstatements she made in the loan application. Subsequent to that decision, effective July 1, 2020, Ms. Smith submitted a resignation from all positions with the Company, which was accepted by the Board and management. Ms. Smith subsequently retained counsel and has indicated her intent to file an administrative charge of discrimination in Colorado under certain provisions of the anti-discrimination laws of that state.

On August 18, 2020, the Company received formal notice that a complaint has been filed with the Colorado Civil Rights Division by Ms. Smith naming the Company as the Respondent. The Company believes the claims are frivolous and intends to vigorously defend against the allegations. As of the date of this filing the Company has been advised that the Colorado Civil Rights Division has dismissed this matter effective March 1, 2021. Ms. Smith requested a “Right-to-Sue” letter, which she received, giving her a right to sue in District Court for 90 days from the date of the dismissed action.